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                                                                    EXHIBIT 10.2

                          AMENDMENT TO LEASE AGREEMENT

         THIS AMENDMENT TO LEASE AGREEMENT (the "Amendment") is executed this
7 day of December, 2001 (the "Effective Date") by and between WILLIAMSBURG RETIREMENT INVESTORS, LTD., A FLORIDA LIMITED PARTNERSHIP (herein called "Landlord") and SFBC INTERNATIONAL, INC., A DELAWARE CORPORATION (herein called "Tenant").

                                    RECITALS:

         A. Whereas Landlord and Tenant have entered into a lease dated November 1, 2001 for the South Tower portion of the property located at 11190 Biscayne Boulevard, North Miami, Florida 33181 (the "Lease"); and

         B. Whereas Landlord and Tenant both desire to extend the term of the Lease from three to ten years, and adjust the rental terms as set forth below.

           NOW, THEREFORE, the parties hereby agree:

         1. Section 3.1 of the Lease is hereby amended and shall now read as follows:

3.1 TERM. The term hereof shall be for Ten (10) years commencing on November 1, 2001 ("Commencement Date") and ending on October 31, 2011, unless sooner terminated pursuant to any provision hereof.

         2. Section 4.3 of the Lease shall be amended and shall now read as follows:

4.3 RENT. Tenant shall pay to Landlord as rent for the Property for the first eighteen months of the lease term, monthly payments of fixed rent in the amount of Forty Thousand Dollars ($40,000.00) in advance, on or before the first
(1st) day of each month. For the next forty-two months of the lease term, Tenant shall pay to Landlord as rent for the Property, payments of fixed rent in the amount of Forty-five Thousand Dollars ($45,000.00) in advance, on or before the first (1st) day of each month. For the final 60 months of the lease term, Tenant shall pay to Landlord as rent for the Property, payments of fixed rent in the amount of Fifty Thousand Dollars ($50,000.00) in advance, on or before the first (1st) day of each month.


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         3.       The Lease and this Amendment together contain all agreements of the parties with respect to any matter mentioned herein or in the Lease. No prior agreement or understanding pertaining to any such matter shall be effective.


WITNESS:                             LANDLORD:
                                     WILLIAMSBURG RETIREMENT
                                     INVESTORS, LTD., A FLORIDA
                                     LIMITED PARTNERSHIP
/s/ Ana M. Lopez
--------------------------
Print Name: Ana M. Lopez             By: WILLIAMSBURG RETIREMENT LIVING, INC.,
                                     A FLORIDA CORPORATION, GENERAL PARTNER

                                     By:  /s/ Norman Ginsparg
                                        ---------------------------------------

                                     Date:  12-7-01
                                           ------------------------------------




WITNESS:                             TENANT:
                                     SFBC INTERNATIONAL, INC., A
                                     DELAWARE CORPORATION

/s/ Ana M. Lopez
--------------------------
(Signature)
Print Name: Ana M. Lopez
           ---------------          By: /s/ Lisa Krinsky
                                        -----------------------------
                                    Name:  Lisa Krinsky
                                           --------------------------
                                    Title: President
                                           --------------------------
                                    Date:     12/7/01
                                           --------------------------